UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2015

DUNKIN’ BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)

130 Royall Street

Canton, Massachusetts 02021

(Address of registrant’s principal executive office)

(781) 737-3000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report is neither an offer to sell nor a solicitation of an offer to buy any securities of Dunkin’ Brands Group, Inc. (the “Company”) or any subsidiary of the Company.

Item 1.01	Entry into a Material Definitive Agreement.

General

On January 26, 2015 (the “Closing Date”), DB Master Finance LLC, a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Company (the “Master Issuer”), completed the previously announced refinancing transaction and issued $750 million aggregate principal amount of Series 2015-1 3.262% Fixed Rate Senior Secured Notes, Class A-2-I (the “Class A-2-I Notes”) and $1.75 billion aggregate principal amount of Series 2015-1 3.980% Fixed Rate Senior Secured Notes, Class A-2-II (the “Class A-2-II Notes” and together with the Class A-2-I Notes, the “Class A-2 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended. In connection with the issuance of the Class A-2 Notes, the Master Issuer also entered into a revolving financing facility of Series 2015-1 Variable Funding Senior Secured Notes, Class A-1 (the “Variable Funding Notes”), which allows for the issuance of up to $100 million of Variable Funding Notes and certain other credit instruments, including letters of credit. The Class A-2 Notes and the Variable Funding Notes are referred to collectively as the “Notes.” The Notes were issued in a securitization transaction pursuant to which most of the Company’s domestic and certain of its foreign revenue-generating assets, consisting principally of franchise-related agreements, real estate assets, and intellectual property and license agreements for the use of intellectual property, are held by the Master Issuer and to certain other limited-purpose, bankruptcy remote, wholly-owned indirect subsidiaries of the Company that act as Guarantors of the Notes and that have pledged substantially all of their assets to secure the Notes.

Class A-2 Notes

The Notes were issued under a Base Indenture dated January 26, 2015 (the “Base Indenture”), the form of which is attached to this Form 8-K as Exhibit 4.1, and the related supplemental indenture dated January 26, 2015 (the “Series 2015-1 Supplement”), the form of which is attached to this Form 8-K as Exhibit 4.2, between the Master Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and securities intermediary. The Base Indenture and the Series 2015-1 Supplement (collectively, the “Indenture”) will allow the Master Issuer to issue additional series of notes in the future subject to certain conditions set forth therein.

While the Notes are outstanding, payments of principal and interest are required to be made on the Class A-2 Notes on a quarterly basis. The payment of principal on the Class A-2 Notes may be suspended in the event that the leverage ratio for the Company and its subsidiaries and for the securitization entities is, in each case, less than 5.00x, but, during such suspension, principal payments will continue to accrue.

The legal final maturity date of the Class A-2 Notes is in February of 2045, but it is anticipated that, unless earlier prepaid to the extent permitted under the Indenture, the Class A-2-I Notes will be repaid in February of 2019 and the Class A-2-II Notes will be repaid in February of 2022. If the Master Issuer has not repaid or refinanced the Class A-2 Notes prior to the respective anticipated repayment date, additional interest will accrue on the Class A-2 Notes equal to the greater of (A) 5% per annum and (B) a per annum interest rate equal to the excess, if any, by which the sum of (i) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on such anticipated repayment date of the United States treasury Security having a term closest to 10 years plus (ii) 5.00%, plus (iii)(1) with respect to the Class A-2-I Notes, 1.950% and (2) with respect to the Series 2015-1 Class A-2-II Notes, 2.253%, exceeds the original interest rate. The Class A-2 Notes rank pari passu with the Variable Funding Notes.

The Notes are secured by the collateral described below under “Guarantees and Collateral.”

Variable Funding Notes

In connection with the issuance of the Class A-2 Notes, the Master Issuer also entered into a revolving financing facility consisting of Variable Funding Notes, which allows for the issuance of up to $100 million of Variable Funding Notes and certain other credit instruments, including letters of credit. The Variable Funding Notes were issued under the Indenture and allow for drawings on a revolving basis. Drawings and certain additional terms related to the Variable Funding Notes are governed by the Class A-1 Note Purchase Agreement dated January 26, 2015 (the “Variable Funding Note Purchase Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.1, among the Master Issuer, the Guarantors (as defined below), Dunkin’ Brands, Inc., as manager, certain conduit investors, financial institutions and funding agents, and Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,“Rabobank Nederland,” New York Branch, as provider of letters of credit, as swingline lender and as administrative agent. The Variable Funding Notes will be governed, in part, by the Variable Funding Note Purchase Agreement and by certain generally applicable terms contained in the Indenture. Interest on the Variable Funding Notes will be payable at per annum rates equal to three month LIBOR or the lenders’ commercial paper funding rate plus 225 basis points. While the Master Issuer does not anticipate drawing on the Variable Funding Notes on the Closing Date, the Master Issuer expects to have approximately $26.3 million in undrawn letters of credit issued under the Variable Funding Notes on or shortly after the Closing Date. There is a commitment fee on the unused portion of the Variable Funding Notes facility, which is 75 basis points as of the Closing Date. It is anticipated that the principal and interest on the Variable Funding Notes will be repaid in full on or prior to February 2020, subject to two additional one-year extensions at the option of Dunkin’ Brands, Inc., a wholly-owned subsidiary of the Company, which acts as the manager (as described below). Following the anticipated repayment date (and any extensions thereof), additional interest will accrue on the Variable Funding Notes equal to 5% per annum. The Variable Funding Notes and other credit instruments issued under the Variable Funding Note Purchase Agreement are secured by the collateral described below under “Guarantees and Collateral.”

Guarantees and Collateral

Pursuant to the Guarantee and Collateral Agreement dated January 26, 2015 (the “Guarantee and Collateral Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.2, among DB Master Finance Parent LLC, DB Franchising Holding Company LLC, DB Mexican Franchising LLC, DD IP Holder LLC, BR IP Holder, BR UK Franchising LLC, Dunkin’ Donuts Franchising LLC, Baskin-Robbins Franchising LLC, DB Real Estate Assets I LLC and DB Real Estate Assets II LLC, each as a guarantor of the Notes (collectively, the “Guarantors”), in favor of Citibank, N.A., as trustee, the Guarantors guarantee the obligations of the Master Issuer under the Indenture and related documents and secure the guarantee by granting a security interest in substantially all of their assets.

The Notes are secured by a security interest in substantially all of the assets of the Master Issuer and the Guarantors (collectively, the “Securitization Entities”). On the Closing Date, these assets (the “Securitized Assets”) included most of the domestic and certain of the foreign revenue-generating assets of the Company and its subsidiaries, which principally consist of franchise-related agreements, real estate assets and intellectual property and license agreements for the use of intellectual property. The pledge and collateral arrangements for the Master Issuer are included in the Base Indenture.

The Notes are obligations only of the Master Issuer pursuant to the Indenture and are unconditionally and irrevocably guaranteed by the Guarantors pursuant to the Guarantee and Collateral Agreement. Except as described below, neither the Company nor any subsidiary of the Company, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Master Issuer under the Indenture or the Notes.

Management of the Securitized Assets

None of the Securitization Entities has employees. Each of the Securitization Entities entered into a Management Agreement dated January 26, 2015 (the “Management Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.3, among the Securitization Entities, Dunkin’ Brands, Inc., as manager, DB AdFund Administrator LLC and Dunkin’ Brands (UK) Limited, as sub-managers, and Citibank, N.A. as trustee. Dunkin’ Brands, Inc. will act as the manager with respect to the Securitized Assets. The primary responsibilities of the manager will be to perform certain franchising, distribution, intellectual property and operational functions on behalf of the Securitization Entities with respect to the Securitized Assets pursuant to the Management Agreement. The manager will be entitled to the payment of the weekly management fee, as set forth in the Management Agreement, which includes reimbursement of certain expenses, and will be subject to the liabilities set forth in the Management Agreement.

The manager will manage and administer the Securitized Assets in accordance with the terms of the Management Agreement and, except as otherwise provided in the Management Agreement, the management standards set forth in the Management Agreement. Subject to limited exceptions set forth in the Management Agreement, the Management Agreement does not require the manager to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights or powers under the Management Agreement if the manager has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.

Subject to limited exceptions set forth in the Management Agreement, the manager will indemnify each Securitization Entity, the trustee and certain other parties, and their respective officers, directors, employees and agents for all claims, penalties, fines, forfeitures, losses, legal fees and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of (a) the failure of the manager to perform its obligations under the Management Agreement, (b) the breach by the manager of any representation or warranty under the Management Agreement or (c) the manager’s negligence, bad faith or willful misconduct.

Covenants and Restrictions

The Notes are subject to a series of covenants and restrictions customary for transactions of this type, including (i) that the Master Issuer maintains specified reserve accounts to be used to make required payments in respect of the Notes, (ii) provisions relating to optional and mandatory prepayments, including mandatory prepayments in the event of a change of control (as defined in the Series 2015-1 Supplement) and the related payment of specified amounts, including specified make-whole payments in the case of the Class A-2 Notes under certain circumstances, (iii) certain indemnification payments in the event, among other things, the assets pledged as collateral for the Notes are in stated ways defective or ineffective and (iv) covenants relating to recordkeeping, access to information and similar matters. The Notes are also subject to customary rapid amortization events provided for in the Indenture, including events tied to failure to maintain stated debt service coverage ratios, the sum of global retail sales for all stores being below certain levels on certain measurement dates, certain manager termination events, an event of default and the failure to repay or refinance the Class A-2-I Notes or the Class A-2-II Notes on the applicable scheduled maturity date. The Notes are also subject to certain customary events of default, including events relating to non-payment of required interest, principal or other amounts due on or with respect to the Notes, failure to comply with covenants within certain time frames, certain bankruptcy events, breaches of specified representations and warranties, failure of security interests to be effective and certain judgments.

Use of Proceeds

A portion of the net proceeds of the offering has been or will be used to repay approximately $1.8 billion borrowed under the Credit Agreement dated November 23, 2010, as amended, among Dunkin’ Finance Corp., Dunkin’ Brands Holdings, Inc., Dunkin’ Brands, Inc., Barclays Bank PLC, as administrative agent, swingline lender and L/C issuer, and the other lenders party thereto from time to time, after which the commitments thereunder will be repaid in full and terminated, and to fund a portion of a reserve account for the payment of interest on the Notes and to pay fees and expenses related to the issuance of the Notes. Any additional net proceeds will be distributed up to Dunkin’ Brands, Inc. to be used for general corporate purposes, including a return of capital to the Company’s shareholders.

Item 1.02	Termination of a Material Definitive Agreement.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 8.01	Other Events

In connection with the completion of the securitization transaction, the Company issued a press release on January 26, 2015, which is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Base Indenture dated January 26, 2015 between DB Master Finance LLC, as Master Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.2	Form of Series 2015-1 Supplement to Base Indenture dated January 26, 2015 between DB Master Finance LLC, as Master Issuer of the Series 2015-1 fixed rate senior secured notes, Class A-2, and Series 2015-1 variable funding senior notes, Class A-1, and Citibank, N.A., as Trustee and Series 2015-1 Securities Intermediary.

10.1	Form of Class A-1 Note Purchase Agreement dated January 26, 2015 among DB Master Finance LLC, as Mastter Issuer, DB Master Finance Parent LLC, DB Franchising Holding Company LLC, DB Mexican Franchising LLC, DD IP Holder LLC, BR IP Holder, BR UK Franchising LLC, Dunkin’ Donuts Franchising LLC, Baskin-Robbins Franchising LLC, DB Real Estate Assets I LLC, DB Real Estate Assets II LLC, each as Guarantor, Dunkin’ Brands, Inc., as manager, certain conduit investors, financial institutions and funding agents, and Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,“Rabobank Nederland,” New York Branch, as provider of letters of credit, as swingline lender and as administrative agent.

10.2	Form of Guarantee and Collateral Agreement dated January 26, 2015 among DB Master Finance Parent LLC, DB Franchising Holding Company LLC, DB Mexican Franchising LLC, DD IP Holder LLC, BR IP Holder, BR UK Franchising LLC, Dunkin’ Donuts Franchising LLC, Baskin-Robbins Franchising LLC, DB Real Estate Assets I LLC, DB Real Estate Assets II LLC, each as a Guarantor, in favor of Citibank, N.A., as trustee.

10.3	Form of Management Agreement dated January 26, 2015 among DB Master Finance, DB Master Finance Parent LLC, certain subsidiaries of DB Master Finance LLC party thereto, Dunkin’ Brands, Inc., as manager, DB AdFund Administrator LLC, Dunkin’ Brands (UK) Limited, as Sub-Managers, and Citibank, N.A., as Trustee.

99.1	Press Release dated January 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Nigel Travis
Nigel Travis Chairman and Chief Executive Officer

Date: January 26, 2015

Index to Exhibits

Exhibit No.	Description

4.1	Form of Base Indenture dated January 26, 2015 between DB Master Finance LLC, as Master Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.2	Form of Series 2015-1 Supplement to Base Indenture dated January 26, 2015 between DB Master Finance LLC, as Master Issuer of the Series 2015-1 fixed rate senior secured notes, Class A-2, and Series 2015-1 variable funding senior notes, Class A-1, and Citibank, N.A., as Trustee and Series 2015-1 Securities Intermediary.

10.1	Form of Class A-1 Note Purchase Agreement dated January 26, 2015 among DB Master Finance LLC, as Mastter Issuer, DB Master Finance Parent LLC, DB Franchising Holding Company LLC, DB Mexican Franchising LLC, DD IP Holder LLC, BR IP Holder, BR UK Franchising LLC, Dunkin’ Donuts Franchising LLC, Baskin-Robbins Franchising LLC, DB Real Estate Assets I LLC, DB Real Estate Assets II LLC, each as Guarantor, Dunkin’ Brands, Inc., as manager, certain conduit investors, financial institutions and funding agents, and Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,“Rabobank Nederland,” New York Branch, as provider of letters of credit, as swingline lender and as administrative agent.

10.2	Form of Guarantee and Collateral Agreement dated January 26, 2015 among DB Master Finance Parent LLC, DB Franchising Holding Company LLC, DB Mexican Franchising LLC, DD IP Holder LLC, BR IP Holder, BR UK Franchising LLC, Dunkin’ Donuts Franchising LLC, Baskin-Robbins Franchising LLC, DB Real Estate Assets I LLC, DB Real Estate Assets II LLC, each as a Guarantor, in favor of Citibank, N.A., as trustee.

10.3	Form of Management Agreement dated January 26, 2015 among DB Master Finance, DB Master Finance Parent LLC, certain subsidiaries of DB Master Finance LLC party thereto, Dunkin’ Brands, Inc., as manager, DB AdFund Administrator LLC, Dunkin’ Brands (UK) Limited, as Sub-Managers, and Citibank, N.A., as Trustee.

99.1	Press Release dated January 26, 2015.